SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   Form 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                Date of Report:
                               December 21, 1998



                           SKY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)



            Ohio                      1-14473                 34-1372535
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)



      221 South Church Street
        Bowling Green, Ohio                                     43402
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: (419) 327-6300



                                       N/A
          (Former name or former address, if changed since last report)














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Item  5.   Other Events

     On December 4, 1998, Sky Financial Group, Inc. (the "Registrant") announced the completion of its affiliation of The Ohio Bank, a state chartered community bank headquartered in Findlay, Ohio. Attached hereto as
Exhibit 99.1 is a copy of the Registrant's press release dated December 7, 1998.



Item  7.   Exhibits

99.1 Text of Press Release, dated December 7, 1998, issued by Sky Financial Group, Inc.










































<PAGE  3>



                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SKY FINANCIAL GROUP, INC.


                                 By:  /s/ Kevin T. Thompson


                                 Name:   Kevin T. Thompson
                                 Title:  Executive Vice President and
                                            Chief Financial Officer


Date:  December 21, 1998